UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 12(b) or (g) of
the Securities Exchange Act of 1934
(Date of Report (date of earliest event reported)) : May 1, 2006

Cortland Bancorp

(Exact name of registrant specified in its charter)

Ohio	0-13814	34-1451118

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street Cortland, Ohio	44410

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(330) 637-8040

[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer
     As reported in the Registrant’s Form 8-K dated March 2, 2006, because of a serious illness, Lawrence A. Fantauzzi, President and Chief Executive Officer of the Registrant, took a temporary medical leave of absence. In his absence, Rodger W. Platt, Emeritus Director and retired President, Chief Executive Officer and Chairman, was designated to perform the duties and exercise the powers of the President and Chief Executive Officer of the Registrant until Mr. Fantauzzi’s return. Mr. Fantauzzi has now returned from his temporary leave of absence and has resumed his duties as President and CEO of the Bank and the Registrant.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp
Date: May 1, 2006	/s/ James M. Gasior

James M. Gasior Chief Financial Officer